Euro Pacific Funds

EuroPac International Value Fund – Class A (EPIVX) & Class I (EPVIX)

EuroPac International Bond Fund – Class A (EPIBX) & Class I (EPBIX)

EuroPac International Dividend Income Fund – Class A (EPDPX) & Class I (EPDIX)

EP Emerging Markets Small Companies Fund – Class A (EPASX) & Class I (EPEIX)

EuroPac Gold Fund – Class A (EPGFX) & Class I (EPGIX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated June 17, 2021 to the

Statement of Additional Information (“SAI”)

dated March 1, 2021.

Effective immediately, the “Initial Public Offerings” disclosure, under the “Investment Strategies, Policies and Risks” of the Funds’ SAI is deleted and replaced with the following:

Initial Public Offerings

Each Fund may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

Please file this Supplement with your records.